LETTER TO THE SHAREHOLDERS OF THE JPM PIERPONT EMERGING MARKETS EQUITY FUND

December 9, 1997

Dear Shareholder:

It has been a turbulent year in global emerging markets. Many markets in Latin America, Eastern Europe, and Asia Minor have provided impressive returns. Offsetting this however, most Asian markets have tumbled in the wake of a currency crisis that has reverberated throughout both emerging and developed markets world wide.

For the year ended October 31, 1997, The JPM Pierpont Emerging Markets Equity Fund recorded a -3.34% return. However the Fund's country allocation decisions enabled it to fare better than its benchmark, down -8.45% for the period. The Fund also beat the Lipper Emerging Markets Equity Fund Index, which posted a -3.84% return for the year.

The Fund's net asset value decreased from $10.18 per share to $9.78 per share after paying an income dividend of $0.06 per share during the period. The Fund's net assets totaled $45.4 million on October 31, while the total net assets of The Emerging Markets Equity Portfolio, in which the Fund invests, totaled $796.7 million.

Included in this report is a Q&A with Satyen Mehta, a member of the Fund's portfolio management team and leader of the Emerging Markets Equity Strategy Team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead. We hope you find it informative.

As chairman and president of Asset Management Services, we look forward to sharing Morgan's insights regarding financial markets with you. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,


/s/ Ramon de Oliveira                   /s/ Keith M Schappert

Ramon de Oliveira                       Keith M Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated



TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS . . . . . 1   FUND FACTS AND HIGHLIGHTS . . . . . . 5

FUND PERFORMANCE . . . . . . . . . . 2   SPECIAL FUND-BASED SERVICES . . . . . 6

PORTFOLIO MANAGER Q&A. . . . . . . . 3   FINANCIAL STATEMENTS. . . . . . . . . 8

Fund performance

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to take a look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested in the Fund on November 30, 1993* would be worth $9,825 at October 31, 1997.

Another way to look at performance is to review a fund's annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 SINCE INCEPTION*
NOVEMBER 30, 1993 - OCTOBER 31, 1997

[GRAPH]

PERFORMANCE                                  TOTAL RETURNS        AVERAGE ANNUAL TOTAL RETURN
                                             -----------------    ------------------------------
                                             THREE     SIX        ONE       THREE     SINCE

AS OF OCTOBER 31, 1997                       MONTHS    MONTHS     YEAR      YEARS     INCEPTION*
--------------------------------------------------------------    ------------------------------
The JPM Pierpont Emerging
  Markets Equity Fund                        -23.41%   -13.98%    -3.34%    -6.77%    -0.45%
Emerging Markets Benchmark**                 -25.02%   -17.54%    -8.45%    -9.86%    -3.24%
Lipper Emerging Markets Equity Fund Index    -23.18%   -14.18%    -3.84%    -4.90%    N/A

AS OF SEPTEMBER 30, 1997
--------------------------------------------------------------    ------------------------------
The JPM Pierpont Emerging
  Markets Equity Fund                         -3.96%     3.85%    14.07%    -1.14%     4.70%
Emerging Markets Benchmark**                  -8.97%    -1.18%     6.59%    -5.37%     1.31%
Lipper Emerging MarketsEquity Fund Index      -5.08%     3.03%    12.76%     0.36%     N/A


*11/15/93 -- COMMENCEMENT OF OPERATIONS (AVERAGE ANNUAL TOTAL RETURNS BASED ON MONTH END FOLLOWING INCEPTION). THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 11/15/93 THRU 10/31/97 IS 0.18%.

**INTERNATIONAL FINANCE CORPORATION (IFC) GLOBAL INDEX ADJUSTED FOR LIMITED-ACCESS COUNTRIES (CAPPED WEIGHTS OF 5% IN CHILE, INDIA, KOREA AND TAIWAN, AND 15% IN MALAYSIA THROUGH AUGUST 31, 1993, FROM SEPTEMBER 1, 1993 FORWARD MALAYSIA NOT CAPPED) THROUGH DECEMBER 31, 1994. FROM JANUARY 1, 1995 THROUGH DECEMBER 31, 1995 IFC INVESTABLE INDEX (EXCLUDING SOUTH AFRICA AFTER APRIL 1, 1995) AND THE MSCI EMERGING MARKETS FREE INDEX THEREAFTER. THE INDICES ARE UNMANAGED PORTFOLIOS WHICH MEASURE EMERGING MARKET EQUITY PERFORMANCE. THEY DO NOT INCLUDE FEES OR EXPENSES AND ARE NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

Portfolio manager Q&A


[PHOTOGRAPH]

The following is an interview with SATYEN "SATCH" MEHTA, a member of the portfolio management team for The Emerging Markets Equity Portfolio in which the Fund invests. Satch joined the Morgan's International Investment Group in London in 1984. In 1988, he relocated to New York to help develop Morgan's emerging markets equity approach. Satch received an M.B.A. from the London Business School and holds a B.A. in economics and history from Oxford University. This interview was conducted on December 8, 1997, shortly after his return from a trip to Asia, and reflects his views on that date.

THE CURRENCY CRISIS IN ASIA HAS SENT SHOCK WAVES AROUND THE WORLD. HOW DID THIS TURMOIL BEGIN?

SM: The principle causes of the crisis in Asia were deteriorating large trade account deficits, an increasingly speculative property and real estate market, and excessive bank lending. You could have pointed to some of these excesses a few years ago, as these pressures have been building for some time. But every debacle requires a catalyst, and in this case it was the weakness of the Japanese yen, which exacerbated the trade account tensions in the early part of this year.

Japan is a major trading partner with the other Asian countries. The suddenly weak yen, and the resulting trade imbalances, put tremendous pressure on the region's currencies, most of which were pegged one way or another to the U.S. dollar. Then on July 2, after months of defending the Thai baht, the Thai government threw in the towel and let their currency float, although a better term might be sink. Since then we've seen contagion spreading from one country to the next, as each country's currency got knocked off its peg to the U.S. dollar.

WHAT IS THE OUTLOOK FOR THE COMING MONTHS? IS THERE A SILVER LINING BEHIND THIS DARK CLOUD?

SM: Yes, I think there are a couple of silver linings. First, it's fair to say that many emerging markets stocks are fairly cheap. There's a lot to choose from in terms of value.

Second, I think investors will demand a better level of corporate governance. In their rush to get into these markets, many investors were overly kind to majority shareholders and quick to overlook abuses. As long as there was growth, everything was forgiven. I don't think that will be the case going forward.

HAVING JUST RETURNED FROM ASIA, HOW WOULD YOU DESCRIBE THE MARKET SENTIMENT OVER THERE?

SM: The markets are very emotional right now. Earlier in the year, the outlook was unreasonably optimistic. Now, it may be unreasonably pessimistic. I'll give you an example. While I spent a lot of time with our 13 analysts in the Singapore office, I also did quite a bit of traveling. On one such trip, we visited cement com-panies in the Philippines. These were modern, well-run companies that had been caught in the general sell-off and were trading at a 40%-60% discount to replacement values. And while it's true that there is overcapacity in the cement industry, demand will slow down, and a few companies are likely to fail, the cement industry is fundamentally very sound. Even when using very conservative assumptions, many of these companies still looked cheap, given their current prices.

WHAT HAS THE ASIAN CRISIS MEANT FOR OTHER EMERGING MARKETS?

SM: Fortunately, this was truly an Asian crisis and not an emerging markets crisis. For the period under review, Latin American and European emerging market stocks are up. That exemplifies the diversification that's available in the emerging markets universe. In a crisis, correlations between markets rise over the short term. But to truly measure diversification, you have to look over a longer period. While Latin American and European markets fell briefly in sympathy, they remained in positive territory for the year and quickly recovered. In fact, some markets have provided some very handsome returns, helping to offset the Fund's losses in Asia.

WHILE OCTOBER'S SELL OFF LEFT THE FUND WITH A -3.34% DROP FOR THE REPORTING PERIOD, IT'S WELL AHEAD OF THE -8.45% LOSS FOR THE BENCHMARK. WHAT KEPT THE FUND FROM BEING AS NEGATIVELY AFFECTED AS THE BENCHMARK BY THE RECENT MARKET EVENTS?

SM: It wasn't any one investment decision but a series of decisions that worked out well. Topping the list was the Portfolio's overweighting in Europe, particularly in Russia, and its underweighting in Asia, particularly in Malaysia. These decisions were very beneficial to performance. Hedging the Portfolio's exposure to the Thai baht was also helpful.

Essentially, the Portfolio was well positioned because of the process valve we employ in managing it. While we did not foresee the suddenness and scope of the Asian crisis, we were underweighted in these markets when it occurred because of the firm's value-oriented philosophy. Some of the symptoms of what turned into the crisis, namely the overvalued asset markets, appeared expensive to us compared to Europe and Latin America.

HOW ARE YOU POSITIONING THE PORTFOLIO FOR THE MONTHS AHEAD?

SM: I think the key issue for the upcoming year is when and how much to return to Asia. Asian markets are down 60-80% in U.S. dollar terms. We see values that haven't been present for many years. With that in mind, the Portfolio now has a tentative modest overweighting in Korea and Thailand. While conditions are not perfect, the 70-80% fall in prices already reflect a lot of bad news. We believe that value has returned to Asia and we are likely to be net buyers, not sellers, in the region.

Fund facts

INVESTMENT OBJECTIVE
The JPM Pierpont Emerging Markets Equity Fund seeks to provide a high total return from a portfolio of equity securities of companies in emerging markets. It is designed for long-term investors who want to diversify their investments by adding exposure to the rapidly growing emerging markets. As an international investment, the Fund is subject to foreign market, political, and currency risk.

------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
11/15/93

------------------------------------------------------------------------------
NET ASSETS AS OF 10/31/97
$45,443,722

------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/24/97


EXPENSE RATIO
The Fund's current expense ratio of 1.65% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

Fund highlights
ALL DATA AS OF OCTOBER 31, 1997


COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)


LATIN AMERICA          40.0%
ASIA                   30.9%
EUROPE                 17.3%
AFRICA/MIDDLE EAST     11.8%


                                                           (PERCENTAGE OF
LARGEST HOLDINGS                                          TOTAL INVESTMENTS)
----------------------------------------------------------------------------
TELEFONOS DE MEXICO SA DE CV                                          2.3%
     (SPON.ADR) (CLASS L) (MEXICO)

YPF SOCIEDAD ANONIMA SA                                               2.3%
     (SPON. ADR) (ARGENTINA)

TELECOMUNICACOES BRASILEIRAS (BRAZIL)                                 2.2%

KOC HOLDING AS (TURKEY)                                               1.9%

NEW CENTURY HOLDINGS LTD.                                             1.7%
     (PARTNERSHIP X) (RUSSIA)

PETROLEO BRASILEIRO SA (PREFERRED) (BRAZIL)                           1.7%

RELIANCE INDUSTRIAL COMPANY LTD.                                      1.6%
     (GDR) (INDIA)

COMPANIA ANONIMA NACIONAL TELEFONOS                                   1.2%
     DE VENEZUELA (ADR) (VENEZUELA)

ROSTELECOM (RDC) (RUSSIA)                                             1.2%

HUB POWER CO. (GDR) (PAKISTAN)                                        1.2%

Special fund-based services

PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

 - create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

 - make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

 - make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH
Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORKSERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. AN INVESTMENT IN THE FUND WILL FLUCTUATE AND MAY LOSE VALUE.

Past performance is no guarantee for future performance. Returns are net of fees and assume the reinvestment of fund distributions. The fund invests through a master portfolio (another fund with the same objective). The fund invests in foreign securities which are subject to spread risks; prospective investors should refer to the fund's prospectus for a discussion of these risks

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investment in The Emerging Markets Equity
  Portfolio ("Portfolio"), at value                $45,700,772
Deferred Organization Expenses                           9,113
Receivable for Shares of Beneficial Interest Sold        3,138
Prepaid Trustees' Fees                                     212
Prepaid Expenses and Other Assets                       10,861
                                                   -----------
    Total Assets                                    45,724,096
                                                   -----------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                             228,142
Shareholder Servicing Fee Payable                       11,856
Administrative Services Fee Payable                      1,428
Administration Fee Payable                                  20
Fund Services Fee Payable                                   81
Accrued Expenses                                        38,847
                                                   -----------
    Total Liabilities                                  280,374
                                                   -----------
NET ASSETS
Applicable to 4,647,797 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $45,443,722
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $9.78
                                                          ----
                                                          ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $52,261,176
Undistributed Net Investment Income                     49,126
Accumulated Net Realized Loss on Investment and
  Foreign Currency Transactions                     (1,184,449)
Net Unrealized Depreciation of Investment and
  Foreign Currency Translations                     (5,682,131)
                                                   -----------
    Net Assets                                     $45,443,722
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $126,292)                                $ 1,219,641
Allocated Interest Income                                         129,178
Allocated Portfolio Expenses                                     (713,887)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                   634,932

FUND EXPENSES
Shareholder Servicing Fee                          $148,687
Transfer Agent Fees                                  38,392
Administrative Services Fee                          18,465
Printing Expenses                                    17,460
Professional Fees                                    11,809
Registration Fees                                    11,001
Amortization of Organization Expenses                 8,774
Fund Services Fee                                     2,169
Administration Fee                                    1,882
Trustees' Fees and Expenses                           1,090
Insurance Expense                                       340
Miscellaneous                                         5,617
                                                   --------
    Total Fund Expenses                                           265,686
                                                              -----------
NET INVESTMENT INCOME                                             369,246
NET REALIZED GAIN ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS ALLOCATED FROM PORTFOLIO                4,134,189
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT AND FOREIGN CURRENCY TRANSLATIONS
  ALLOCATED FROM PORTFOLIO                                     (5,358,891)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  (855,456)
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $       369,246    $       401,114
Net Realized Gain (Loss) on Investment and
  Foreign Currency Transactions Allocated from
  Portfolio                                              4,134,189         (2,194,573)
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Translations Allocated from Portfolio        (5,358,891)         5,503,869
                                                   ----------------   ----------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           (855,456)         3,710,410
                                                   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                     (323,280)          (367,563)
                                                   ----------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        25,423,835         38,600,103
Reinvestment of Dividends                                  265,307            302,123
Cost of Shares of Beneficial Interest Redeemed         (38,174,151)       (32,433,086)
                                                   ----------------   ----------------
    Net Increase (Decrease) from Transactions in
      Shares of Beneficial Interest                    (12,485,009)         6,469,140
                                                   ----------------   ----------------
    Total Increase (Decrease) in Net Assets            (13,663,745)         9,811,987

NET ASSETS
Beginning of Fiscal Year                                59,107,467         49,295,480
                                                   ----------------   ----------------
End of Fiscal Year (including undistributed net
  investment income of $49,126 and $86,759,
  respectively)                                    $    45,443,722    $    59,107,467
                                                   ----------------   ----------------
                                                   ----------------   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                                  FOR THE PERIOD
                                                                                   NOVEMBER 15,
                                                    FOR THE FISCAL YEAR ENDED          1993
                                                           OCTOBER 31,           (COMMENCEMENT OF
                                                   ---------------------------    OPERATIONS) TO
                                                    1997      1996      1995     OCTOBER 31, 1994
                                                   -------   -------   -------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.18   $  9.65   $ 12.43   $         10.00
                                                   -------   -------   -------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income on Investment                   0.08      0.08      0.05              0.02
Net Realized and Unrealized Gain (Loss) on
  Investment and Foreign Currency                    (0.42)     0.53     (2.66)             2.41
                                                   -------   -------   -------   ----------------
Total from Investment Operations                     (0.34)     0.61     (2.61)             2.43
                                                   -------   -------   -------   ----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (0.06)    (0.08)    (0.03)               --
Net Realized Gain                                       --        --     (0.14)               --
                                                   -------   -------   -------   ----------------
Total Distributions to Shareholders                  (0.06)    (0.08)    (0.17)               --
                                                   -------   -------   -------   ----------------

NET ASSET VALUE, END OF PERIOD                     $  9.78   $ 10.18   $  9.65   $         12.43
                                                   -------   -------   -------   ----------------
                                                   -------   -------   -------   ----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                         (3.34)%    6.31%   (21.15)%           24.30%(a)
Net Assets, End of Period (in thousands)           $45,444   $59,107   $49,295   $        53,431
Ratios to Average Net Assets
  Expenses                                            1.65%     1.69%     1.80%             1.84%(b)
  Net Investment Income                               0.62%     0.68%     0.55%             0.25%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                               --        --        --              0.12%(b)

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Pierpont Emerging Markets Equity Fund (the "Fund") is a separate series of The JPM Pierpont Funds, a Massachusetts business trust (the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on November 15, 1993. Prior to October 10, 1996, the Trust's and the Fund's name were The Pierpont Funds and The Pierpont Emerging Markets Equity Fund, respectively.

The Fund invests all of its investable assets in The Emerging Markets Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 6% at October 31, 1997). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements prepared in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

   a) Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income and net realized capital gain, if any, are declared and paid annually.

   d) The Fund incurred organization expenses in the amount of $43,837. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the Fund. The Fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the Fund.

   e) The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

   f) Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   g) The Fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the year ended October 31, 1997 was to decrease undistributed net investment income by $83,599 and decrease accumulated net realized loss on investment and foreign currency transactions by $83,599. The adjustments are primarily attributable to foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

   a) The Trust, on behalf of the Fund, has retained Funds Distributor, Inc.("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1997, the fee for these services amounted to $1,882.

   b) The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and the other portfolios in which the Trust and The JPM Institutional Funds invest (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust, the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services, and JPM Series Trust. For the fiscal year ended October 31, 1997, the fee for these services amounted to $18,465.

   c) The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund. For fiscal year ended October 31, 1997 the fee for these services amounted to $148,687.

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

      Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the Services Agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $2,169 for the fiscal year ended October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The Trust, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $400.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                    FOR THE FISCAL     FOR THE FISCAL
                                                      YEAR ENDED         YEAR ENDED
                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                   ----------------   ----------------
Shares sold......................................        2,229,006          3,833,546
Reinvestment of dividends and distributions......           25,934             31,373
Shares redeemed..................................       (3,413,201)        (3,167,481)
                                                   ----------------   ----------------
Net Increase (Decrease)..........................       (1,158,261)           697,438
                                                   ----------------   ----------------
                                                   ----------------   ----------------

4. CREDIT AGREEMENT

The Trust, on behalf of the Fund, together with other affiliated investment companies (the "Funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. Additionally, since all of the investable assets of the Fund are in the Portfolio, the Portfolio is party to certain covenants of the Agreement. The maximum borrowing under the commitment Agreement is $150,000,000. The Agreement expires on May 27, 1998, however, the Fund as party to the Agreement will have the ability to extend the Agreement and continue its participation therein for an additional 364 days. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The Funds pay a commitment fee at an annual rate of

THE JPM PIERPONT EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
0.065% on the unused portion of the committed amount which is allocated to the Funds in accordance with procedures established by their respective Trustees or Directors. The Fund has not borrowed pursuant to the Agreement as of October 31, 1997.

5. SUBSEQUENT EVENT

The Fund invests in The Emerging Markets Equity Portfolio along with a non-U.S. fund managed by Morgan. The non-U.S. fund is scheduled to reorganize by transferring its assets to another non-U.S. fund in January 1998. The Portfolio expects to receive a substantial redemption request from the non-U.S. fund in connection with its reorganization. This redemption will not reduce the net assets of the Fund, but it will reduce the size of the Portfolio. After the redemption, the Portfolio's net assets are expected to be approximately $352 million.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The JPM Pierpont Emerging Markets Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Pierpont Emerging Markets Equity Fund (one of the series constituting part of The JPM Pierpont Funds, hereafter referred to as the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 15, 1993 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 22, 1997

The Emerging Markets Equity Portfolio

Annual Report October 31, 1997

(The following pages should be read in conjunction with The JPM Pierpont Emerging Markets Equity Fund
Annual Financial Statements)

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
COMMON STOCK (85.4%)
ARGENTINA (5.1%)
Astra Compania Argentina de Petroleo SA
  (Oil-Production)...............................      1,301,030   $   2,030,817
Banco Frances del Rio de la Plata SA (ADR)
  (Banking)......................................          4,707         115,910
Capex SA (Utilities).............................        379,700       2,013,610
Corcemar SA (Class B) (Building Materials).......        549,392       2,682,632
Molinos Rio de la Plata SA (Food, Beverages &
  Tobacco).......................................        888,947       2,197,008
Nobleza Piccardo SA (B Shares) (Food, Beverages &
  Tobacco).......................................        346,101       1,835,429
Perez Companc SA (Spon. ADR) (Oil-Services)......        288,512       3,534,272
Quilmes Industrial SA (Registered) (Spon. ADR)
  (Food, Beverages & Tobacco)....................         93,850       1,173,125
Telecom Argentina Stet - France Telecom SA (Spon.
  ADR) (Telecommunication Services)..............        129,500       3,277,969
Telefonica de Argentina (ADR)
  (Telecommunications)...........................        143,600       4,038,750
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)...............................        560,400      17,932,800
                                                                   -------------
                                                                      40,832,322
                                                                   -------------

BRAZIL (6.7%)
Bompreco Supermercados do Norde SA (GDR) (144A)
  (Food, Beverages & Tobacco)....................         53,799       1,183,578
Companhia de Saneamento Basico do Estado de Sao
  Paulo (Utilities)..............................     48,200,000       8,919,036
Electrolux do Brasil SA (ADR) (Appliances &
  Household Durables)............................        366,171       2,125,696
Makro Atacadista (Spon. GDS) (144A) (Retail).....        360,000       3,600,000
Perdigao SA (Food, Beverages & Tobacco)..........     44,384,000          90,584
Santista Alimentos SA (Food, Beverages &
  Tobacco).......................................      3,632,500       7,413,595
Souza Cruz SA (Food, Beverages & Tobacco)........        638,600       5,195,915

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
BRAZIL (CONTINUED)
Telecomunicacoes Brasileiras SA
  (Telecommunication Services)...................    195,586,000   $  17,384,421
Votorantim Celulose e Papel SA (Forest Products &
  Paper).........................................     96,350,000       2,299,393
Votorantim Celulose e Papel SA (ADR) (Forest
  Products & Paper)..............................        458,650       5,472,841
                                                                   -------------
                                                                      53,685,059
                                                                   -------------

CHILE (5.4%)
Administradora de Fondos de Pensiones Provida SA
  (ADR) (Banking)................................        256,900       4,303,075
Banco Santander Chile SA (ADS) (Banking).........        306,900       3,989,700
Compania Cervecerias Unidas SA (ADR) (Food,
  Beverages & Tobacco)...........................        204,700       5,015,150
Compania de Telecomunicaciones de Chile SA (Spon.
  ADR) (Telecommunication Services)..............        208,625       5,789,344
Embotelladora Andina SA (Food, Beverages &
  Tobacco).......................................        206,100       4,946,400
Empresa Nacional de Electricidad SA (Spon. ADR)
  (Utilities)....................................        339,500       6,832,437
Enersis SA (ADR) (Utilities).....................        109,800       3,623,400
Madeco SA (Spon. ADR) (Construction & Housing)...        129,000       2,725,125
Sociedad Quimica y Minera de Chile SA (ADR)
  (Chemicals)....................................        106,746       5,537,449
                                                                   -------------
                                                                      42,762,080
                                                                   -------------

CHINA (0.5%)
Dongfang Electrical Machinery Co. Ltd.
  (Electrical Equipment).........................      1,472,000         333,269
Luoyang Glass Co. Ltd. (Series H) (Building
  Materials)+....................................      3,574,000         499,375
Shanghai Erfangji Co. Ltd. (Series B) (Capital
  Goods)+........................................        195,052          19,505

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
CHINA (CONTINUED)
Shanghai Tyre and Rubber Co. Ltd. (Series B)
  (Metals & Mining)..............................      3,229,990   $     930,237
Tsingtao Brewery Co. Ltd. (Series B) (Food,
  Beverages & Tobacco)+..........................      6,720,000       2,282,165
                                                                   -------------
                                                                       4,064,551
                                                                   -------------

COLOMBIA (0.8%)
Banco de Colombia SA (GDR)(144A) (Banking).......        271,400       1,458,775
Banco Ganadero SA (ADR) (Banking)................         53,000       1,272,000
Banco Industrial Colombiano SA (ADR) (Banking)...         30,400         486,400
Cementos Diamante SA (ADR) (Building
  Materials).....................................        251,900       3,085,775
Corporacion Financiera Del Valle SA (ADR) (144A)
  (Banking)......................................         20,677          56,862
                                                                   -------------
                                                                       6,359,812
                                                                   -------------

CROATIA (0.4%)
Pliva D.D. (GDR) (144A) (Pharmaceuticals)........        213,860       3,314,830
                                                                   -------------
CZECH REPUBLIC (1.6%)
Central European Media Enterprises Ltd.
  (Entertainment, Leisure & Media)+..............        123,000       3,582,375
Cokoladovny AS (Food, Beverages & Tobacco).......         36,100       5,202,482
Elektrarny Opatovice AS (Telecommunications).....         30,500       3,882,407
Synthesia AS (Chemicals)+........................         63,000         333,932
                                                                   -------------
                                                                      13,001,196
                                                                   -------------
ECUADOR (0.3%)
La Cemento Nacional CA (GDS) (144A) (Building
  Materials).....................................         10,240       2,222,080
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

EGYPT (0.6%)
Commercial International Bank of Egypt (GDR)
  (144A) (Banking)...............................        170,550   $   3,709,462
Paints & Chemicals Industry Co. (GDR)
  (Chemicals)+...................................         83,800         838,000
                                                                   -------------
                                                                       4,547,462
                                                                   -------------

GABON (0.3%)
Elf Gabon SA (Oil-Production)....................         12,500       2,393,139
                                                                   -------------

GHANA (0.5%)
Guiness Ghana Ltd. (Food, Beverages &
  Tobacco)+......................................      1,845,745         531,705
Pioneer Tobacco Co. (Food, Beverages &
  Tobacco)+......................................      2,848,800         495,442
Social Security Bank Ltd. (Banking)+.............      3,548,903       2,666,616
Unilever Ghana Ltd. (Food, Beverages &
  Tobacco).......................................        450,000         188,628
                                                                   -------------
                                                                       3,882,391
                                                                   -------------

GREECE (1.2%)
Hellenic Bottling Co. SA (Food, Beverages &
  Tobacco).......................................        126,302       5,223,599
National Mortgage Bank of Greece (Banking).......         78,896       4,669,689
                                                                   -------------
                                                                       9,893,288
                                                                   -------------

HONG KONG (0.8%)
Concord Land Development Co. Ltd. (Real
  Estate)........................................        202,400          77,902
Guangdong Brewery Holdings Ltd. (Food, Beverages
  & Tobacco)+....................................        398,000          73,117
Yue Yuen Industrial Holdings Ltd. (Retail).......      2,974,000       6,502,438
                                                                   -------------
                                                                       6,653,457
                                                                   -------------

HUNGARY (0.4%)
OTP Bank RT (Banking)............................         95,900       3,058,146
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
INDIA (8.0%)
Bajaj Auto Ltd. (GDR) (Automotive)...............         97,950   $   1,743,510
EIH Ltd. (GDR) (Restaurants & Hotels)............        468,750       7,218,750
Hindalco Industries Ltd. (GDR) (Metals &
  Mining)+.......................................        130,150       3,761,335
ITC Ltd. (Food, Beverages & Tobacco).............        551,500       8,523,108
ITC Ltd. (GDR) (Food, Beverages & Tobacco).......        476,800       8,725,440
Larsen & Toubro Ltd. (GDR) (Diversified
  Manufacturing).................................        449,000       4,714,500
Raymond Ltd. (GDR) (Textiles)....................        194,850         725,351
Reliance Industries Ltd. (GDR) (Chemicals)+......        593,700      12,467,700
SIEL Ltd. (GDR) (Multi-Industry)+................        235,000         587,500
SIEL Ltd. (GDR) (144A) (Multi-Industry)+.........        258,000         645,000
Steel Authority of India Ltd. (GDR) (Metals &
  Mining)........................................        495,400       2,662,775
Tata Engineering & Locomotive Co. Ltd. (Spon.
  GDR) (Automotive)..............................        768,700       7,994,480
Videocon International Ltd. (GDS) (144A)
  (Entertainment, Leisure & Media)...............      1,185,500       1,481,875
Wockhardt Ltd. (GDR) (Pharmaceuticals)...........        284,400       2,204,100
                                                                   -------------
                                                                      63,455,424
                                                                   -------------

INDONESIA (2.4%)
P.T. Bank Niaga (Banking)........................        820,280         130,835
P.T. Fastfood Indonesia (Food, Beverages &
  Tobacco).......................................        197,000         213,120
P.T. Goodyear Indonesia (Capital Goods)..........         39,000          15,146
P.T. Indorama Synthetic (Textiles)...............        648,000         390,957
P.T. International Nickel Indonesia (Metals &
  Mining)........................................      3,555,700       6,805,633
P.T. Matahari Putra Prima (Retail)...............     14,436,000       2,803,104
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
INDONESIA (CONTINUED)
P.T. Modern Photo Film Co. (Wholesale &
  International Trade)...........................        755,000   $     780,131
P.T. Multi Bintang Indonesia (Food, Beverages &
  Tobacco).......................................        200,000       1,664,353
P.T. Pakuwon Jati (Real Estate)..................     11,158,000       1,857,086
P.T. Putra Surya Perkasa (Building Materials)....      1,350,000         720,873
P.T. Semen Cibinong (Building Materials).........     11,526,000       1,518,681
P.T. Surya Toto Indonesia (Capital Goods)........        900,000         973,647
P.T. Tempo Scan Pacific (Pharmaceuticals)........        664,000         474,285
P.T. Unilever Indonesia (Food, Beverages &
  Tobacco).......................................         47,605         369,747
                                                                   -------------
                                                                      18,717,598
                                                                   -------------

ISRAEL (2.8%)
First International Bank of Israel Ltd.
  (Banking)......................................         10,500       6,603,647
Israel Chemicals Ltd. (Chemicals)................      4,492,500       5,627,967
Koor Industries Ltd. (Spon. ADR)
  (Multi-Industry)...............................        287,900       6,153,862
Teva Pharmaceutical Industries Ltd. (ADR)
  (Pharmaceuticals)..............................         90,900       4,246,734
                                                                   -------------
                                                                      22,632,210
                                                                   -------------

MALAYSIA (3.0%)
Antah Holdings Berhad (Multi-Industry)...........            200              93
Box Pak (Malaysia) Berhad (Packaging &
  Containers)....................................          1,896           1,472
Golden Hope Plantations Berhard (Metals &
  Mining)........................................      3,005,166       3,911,212
Hong Leong Industries Berhard (Multi-Industry)...        161,800         221,208
Kuala Lumpur Kepong Berhad (Metals & Mining).....      1,117,500       2,668,664
Lion Corp. Berhad (Multi-Industry)...............      1,048,000       1,007,334
London & Pacific Insurance Co. Berhad
  (Insurance)....................................         36,000          82,746

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
MALAYSIA (CONTINUED)
Malayan Cement Berhad (Building Materials).......      1,204,250   $     984,971
Malaysia Mining Corp. Berhad (Metals & Mining)...      1,758,600         971,170
Malaysian Airline System Berhad (Airlines).......      2,950,000       3,874,637
Malaysian Tobacco Co. Berhad (Food, Beverages &
  Tobacco).......................................        322,000         211,463
Matsushita Electric Co. Malaysia Berhad
  (Electronics)..................................            402           1,320
Nestle Malaysia Berhad (Food, Beverages &
  Tobacco).......................................        809,000       4,081,235
Nylex Malaysia Berhad (Chemicals)................        232,000         124,657
Perlis Plantations Berhad (Transport &
  Services)......................................      1,845,000       3,359,561
Putera Capital Berhad (Real Estate)..............          1,000             552
Shell Refining Company Malaysia Berhad (Oil-
  Production)....................................        996,500       1,963,259
UMW Holdings Berhad (Holding Companies)..........            200             233
                                                                   -------------
                                                                      23,465,787
                                                                   -------------

MEXICO (9.7%)
ALFA SA de CV (Multi-Industry)...................        683,700       4,969,410
Cemex SA de CV (Building Materials)..............      1,265,675       5,531,691
Cifra SA de CV (Class A) (Retail)................        208,508         380,861
Cifra SA de CV (Class B) (Retail)................        296,057         586,488
Desc SA de CV (Class A) (Multi-Industry).........        268,000       2,291,686
Desc SA de CV (Class B) (Multi-Industry).........        342,000       2,924,465
Desc SA de CV (Class C) (Multi-Industry).........         15,893         134,203
Empaques Ponderosa SA de CV (Series B) (Forest
  Products & Paper)+.............................      4,840,000       3,621,377
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
MEXICO (CONTINUED)
Empresas ICA Sociedad Controladora SA de CV
  (Spon. ADR) (Construction & Housing)...........        230,512   $   3,068,691
Empresas La Moderna SA de CV (ADR) (Food,
  Beverages & Tobacco)+..........................        152,000       2,973,500
Fomento Economico Mexicano SA de CV (Class B)
  (Food, Beverages & Tobacco)....................        624,000       4,372,446
Gruma SA de CV (Food, Beverages & Tobacco)+......        719,168       2,801,509
Grupo Carso SA de CV (Class A)
  (Multi-Industry)...............................        598,600       3,775,019
Grupo Casa Autrey SA de CV (Spon. ADR) (Food,
  Beverages & Tobacco)...........................        109,700       1,878,612
Grupo Financiero Banamex Accival SA de CV (Class
  B) (Banking)+..................................      3,581,000       7,059,928
Grupo Financiero Banamex Accival SA de CV (Class
  L) (Banking)+..................................         18,960          34,497
Grupo Financiero Probursa SA de CV (Class B)
  (Banking)+.....................................            208              67
Grupo Iusacell SA (ADR) (Telecommunications)+....        178,700       3,216,600
Pan-American Beverages Inc. (ADR) (Food,
  Beverages & Tobacco)...........................        172,700       5,353,700
Sigma Alimentos SA de CV (Series B) (Food,
  Beverages & Tobacco)...........................        343,000       4,668,384
Telefonos de Mexico SA de CV (Spon. ADR) (Class
  L) (Telecommunications)........................        415,020      17,949,615
                                                                   -------------
                                                                      77,592,749
                                                                   -------------

MOROCCO (0.0%)(1)
Banque Commerciale Du Maroc (Banking)............             85           6,793
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
PAKISTAN (2.5%)
Fauji Fertilizer Co. Ltd. (Chemicals)+...........      2,512,200   $   5,594,589
Hub Power Co. (GDR) (Utilities)+.................        297,400       9,368,100
Pakistan State Oil Co. Ltd. (Oil-Production)+....        417,000       4,501,088
                                                                   -------------
                                                                      19,463,777
                                                                   -------------

PERU (1.7%)
Cementos Norte Pacasmayo SA (Class T) (Building
  Materials).....................................      1,346,646       1,962,823
Compania de Minas Buenaventura SA (Spon. ADR)
  (Metals & Mining)..............................        137,600       2,468,200
Creditcorp Ltd. (Financial Services).............        144,499       2,591,951
Telefonica del Peru SA (ADR) (Telecommunication
  Services)......................................        232,000       4,582,000
Telefonica del Peru SA (Class B)
  (Telecommunication Services)...................      1,070,500       2,137,049
                                                                   -------------
                                                                      13,742,023
                                                                   -------------

PHILIPPINES (1.3%)
Ayala Land, Inc. (B Shares) (Real Estate)........      3,805,625       1,479,217
Filinvest Land Inc. (Building Materials)+........     11,354,700       1,027,138
Petron Corp. (Oil-Services)......................      5,352,013         567,351
Philippine Long Distance Telephone Co. (ADR)
  (Telecommunications)...........................        191,942       4,654,593
Philippine National Bank (Banking)+..............        444,523       1,036,696
Universal Robina Corp. (Food, Beverages &
  Tobacco).......................................      4,829,800         614,391
Uniwide Holdings Inc. (Wholesale & International
  Trade)+........................................     17,786,000         824,566
                                                                   -------------
                                                                      10,203,952
                                                                   -------------
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------

POLAND (1.0%)
Elektrim Spolka Akcyjna SA (Electrical
  Equipment).....................................        524,586   $   4,967,431
Wielkopolski Bank Kredytowy SA (Banking).........         81,018         430,104
Zyweic SA (Food, Beverages & Tobacco)............         29,968       2,235,782
                                                                   -------------
                                                                       7,633,317
                                                                   -------------

PORTUGAL (1.5%)
Banco Commercial Portugues SA (Banking)..........        298,954       6,089,991
Cimpor Cimentos de Portugal SA (Building
  Materials).....................................        121,789       3,083,879
Corporacao Industrial do Norte SA (Building
  Materials).....................................             40           2,413
Electricidade de Portugal SA (Spon. ADR)
  (Electric)+....................................          2,837          99,118
Portugal Telecom SA (ADR) (Telecommunications)...         54,260       2,238,225
                                                                   -------------
                                                                      11,513,626
                                                                   -------------

RUSSIA (1.8%)
Rostelecom (RDC) (Registered)
  (Telecommunications)+..........................            295       9,676,000
Tatneft (Spon. ADR) (144A) (Oil-Production)......         31,300       4,491,550
                                                                   -------------
                                                                      14,167,550
                                                                   -------------

SLOVAKIA (0.6%)
Slovakofarma AS (Pharmaceuticals)................         30,700       4,702,364
                                                                   -------------

SOUTH AFRICA (7.2%)
Amalgamated Banks of South Africa Ltd.
  (Banking)......................................      1,231,735       7,294,414
Anglo-American Corp. of South Africa Ltd.
  (Multi-Industry)...............................         43,700       1,789,473
Billiton PLC (Metals & Mining)+..................      1,867,100       5,470,348
De Beers Consolidated Mines Ltd. (Centenary
  Linked Units) (Metals & Mining)................        134,700       3,213,200

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SOUTH AFRICA (CONTINUED)
Distillers Corporation (South Africa) Ltd. (Food,
  Beverages & Tobacco)...........................        850,000   $   2,490,384
Engen Ltd. (Oil-Production)......................      1,106,628       5,518,756
Highveld Steel & Vanadium Corp. Ltd. (Metals &
  Mining)........................................        662,584       2,202,872
Iscor Ltd. (Metals & Mining).....................         24,912          12,941
Kersaf Investments Ltd. (Entertainment, Leisure &
  Media).........................................        131,000         815,260
Murray & Roberts Holdings Ltd. (Construction &
  Housing).......................................      1,740,500       3,254,954
Omni Media Corp. Ltd. (Entertainment, Leisure &
  Media).........................................        209,465       2,698,556
Plate Glass & Shatterprufe Industries Ltd.
  (Automotive Supplies)..........................        146,700       4,054,245
Sappi Ltd. (Forest Products & Paper).............        561,200       3,556,688
Sasol Ltd. (Oil-Production)......................        698,200       8,414,651
South Africa Breweries Ltd. (Food, Beverages &
  Tobacco).......................................        101,000       2,686,331
Sun International (South Africa) Ltd.
  (Entertainment, Leisure & Media)...............      2,199,600       1,234,058
Trans-Natal Coal Corp. Ltd. (Metals & Mining)....        713,400       2,816,534
                                                                   -------------
                                                                      57,523,665
                                                                   -------------

SOUTH KOREA (3.4%)
Dong Ah Construction Industrial Co. Ltd. (EDR)
  (Building Materials)+..........................        172,166         804,876
Hansol Paper Co. Ltd. (GDS) (Forest Products &
  Paper)+........................................        315,156       2,521,248
Hanwha Chemical Corp. (Chemicals)+...............        434,766       2,027,826
Hyundai Motor Co. Ltd. (GDS) (Automotive)+.......        628,600       2,372,965
Kia Motors Corp. (GDR) (144A) (Automotive)+......          1,074           7,518
Korea Electric Power Corp. (Electric)............        181,400       2,575,850
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
SOUTH KOREA (CONTINUED)
Korea Electric Power Corp. (ADR) (Electric)......        382,900   $   3,134,994
Korea Long Term Credit Bank (Banking)............        117,856         947,930
Korea Zinc Co. Ltd. (Metals & Mining)............        104,400       1,255,224
Pohang Iron & Steel Co. Ltd. (Metals & Mining)...         78,900       3,459,235
Pohang Iron & Steel Co. Ltd. (ADR) (Metals &
  Mining)........................................        125,000       2,031,250
Samsung Electronics Co. Ltd. (GDR represents 1/2
  non-voting common share)(144A)
  (Electronics)+.................................          8,491          19,105
Samsung Electronics Co. Ltd. (GDR represents 1/2
  non-voting preferred share) (144A)
  (Electronics)..................................        434,903       4,403,393
Samsung Electronics Co. Ltd. (GDR represents 1/2
  voting common share)(144A) (Electronics)+......         15,340         319,072
Shinhan Bank (Banking)...........................        185,000       1,418,947
                                                                   -------------
                                                                      27,299,433
                                                                   -------------

TAIWAN (4.2%)
Asia Cement Corp. (Building Materials)...........        676,000         769,150
Asia Cement Corp. (GDS) (Building Materials).....        421,829       4,629,573
China Steel Corp. (GDR) (Metals & Mining)........        275,742       4,122,343
Evergreen Marine Corp. (GDR) (Transport &
  Services)......................................        481,250       4,956,875
Hocheng Group Corp. (GDR) (144A) (Building
  Materials).....................................        717,955       3,625,675
Microelectronics Technology Inc. (GDS)
  (Telecommunications)+..........................         61,540         184,620
Pacific Electrical Wire & Cable
  (Telecommunications-Equipment)+................        377,859         383,514
President Enterprises Corp. (GDR) (144A) (Food,
  Beverages & Tobacco)+..........................        562,382       5,905,015

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
TAIWAN (CONTINUED)
Siliconware Precision Industries Co. (GDR)
  (Semiconductors)+..............................        185,000   $   1,780,625
Yageo Corp. (GDR) (Electronics)+.................        285,820       2,858,200
Yang Ming Marine Transport (GDR) (Transport &
  Services)+.....................................        682,800       4,540,620
                                                                   -------------
                                                                      33,756,210
                                                                   -------------

THAILAND (2.6%)
Advanced Info Service Public Co. Ltd.
  (Telecommunications)...........................        202,500       1,120,474
American Standard Sanitaryware (Thailand) Ltd.
  (Building Materials)...........................         94,800         432,117
Bangkok Bank Public Co. Ltd. (Banking)...........        855,700       2,920,119
Charoen Pokphand Feedmill Public Co. Ltd.
  (Agriculture)..................................        509,700       1,304,532
Dhana Siam Finance and Securities Public Co. Ltd.
  (Financial Services)...........................             68              31
I.C.C. International Public Co. Ltd. (Retail)....        262,040         510,985
Krung Thai Bank Public Co. Ltd. (Banking)........      2,271,600         775,195
Land & House Public Co. Ltd. (Real Estate).......      1,811,869       1,545,773
Lanna Lignite Public Co. Ltd. (Metals &
  Mining)........................................        454,400       1,572,815
Phatra Thanakit Public Co. Ltd. (Financial
  Services)......................................        666,600         568,701
Sahavirya Steel Industries Public Co. Ltd.
  (Metals & Mining)+.............................      4,025,400         196,241
Shinawatra Computer Public Co. Ltd. (Computer
  Systems).......................................        599,500       2,352,697
Siam Cement Public Co. Ltd. (Building
  Materials).....................................        568,700       4,740,894
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
THAILAND (CONTINUED)
TelecomAsia Corp. Public Co. Ltd.
  (Telecommunications)+..........................      2,472,900   $   1,085,001
Thai Farmers Bank Public Co. Ltd. (Banking)......        711,600       1,908,005
                                                                   -------------
                                                                      21,033,580
                                                                   -------------

TURKEY (5.4%)
Aksa Akrilik Kimya Sanayii AS (Textiles).........     27,520,290       2,362,095
Aksigorta AS (Insurance).........................     52,044,700       4,041,618
Ege Biracilik Ve Malt Sanayii AS (Food, Beverages
  & Tobacco).....................................      3,929,000         385,406
Erciyas Biracilik ve Malt Sanayii AS (Food,
  Beverages & Tobacco)...........................     18,253,586       2,586,339
Ford Otomotive Sanayii AS (Automotive)...........      4,278,000       3,730,135
Koc Holding AS (Multi-Industry)..................     40,219,000      15,123,218
Sarkuysan Elektrolitik Bakir AS
  (Telecommunications-Equipment).................     29,909,000       3,259,836
Turkiye Garanti Bankasi AS (Banking).............    142,070,603       7,355,152
Yapi Kredi Bankasi AS (Banking)..................    134,701,000       4,110,765
                                                                   -------------
                                                                      42,954,564
                                                                   -------------

VENEZUELA (1.7%)
Ceramicas Carabobo CA (Spon. ADR) (Class A)
  (Building Materials)...........................      1,877,333       1,994,854
Ceramicas Carabobo CA (Spon. ADR) (Class B)
  (Building Materials)...........................        469,330         545,737
Compania Anonima Nacional Telefonos de Venezuela
  (ADR) (Telecommunication Services).............        222,300       9,725,625
Corimon CA (Chemicals)+..........................          1,575              41
Venprecar CA (GDS) (Metals & Mining).............        263,000       1,604,300
                                                                   -------------
                                                                      13,870,557
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
ZIMBABWE (0.0%)(1)
Trans Zambezi Industries Ltd. (Holding
  Companies)+....................................         10,000   $       6,102
                                                                   -------------
  TOTAL COMMON STOCK (COST $801,661,843).........                    680,411,094
                                                                   -------------

PREFERRED STOCK (8.0%)
ARGENTINA (0.3%)
Quilmes Industrial SA (Spon. ADR non-voting)
  (Food, Beverages & Tobacco)....................        170,325       2,107,772
                                                                   -------------

BRAZIL (7.7%)
Banco Itau SA (Banking)..........................      8,320,000       3,358,335
Ceval Partcipacoes SA (Food, Beverages &
  Tobacco)+......................................     58,068,000         460,878
Companhia Acos Especiais Itabira (ADR) (Metals &
  Mining)........................................        420,000       1,155,000
Companhia Brasileira de Distribuicao Grupo Pao de
  Acucar (Food, Beverages & Tobacco).............    129,700,000       2,470,586
Companhia Cervejaria Brahma (ADR) (Food,
  Beverages & Tobacco)...........................        201,263       2,591,261
Companhia Energetica de Minas Gerais SA (ADR)
  (Utilities)....................................        174,066       6,788,574
Companhia Energetica de Sao Paulo SA
  (Utilities)+...................................     77,000,000       4,819,262
Companhia Hering (Holding Companies)+............     58,068,000          65,840
Compania Paranaense de Energia-Copel
  (Utilities)....................................    322,000,000       3,887,538
Copene Petroquimica do Nordeste SA (Spon. ADR)
  (Class A) (Chemicals)..........................        166,200       2,368,350
Copene-Petroquimica do Nordeste SA (Chemicals)...     10,100,000       3,023,264
Iochpe Maxion SA (Automotive)+...................     22,260,000       1,928,276
Lojas Arapua SA (Electronics)+...................    405,878,000       2,429,854
Perdigao SA (Food, Beverages & Tobacco)..........    900,000,000       1,591,907
              SECURITY DESCRIPTION                    SHARES           VALUE
-------------------------------------------------  -------------   -------------
BRAZIL (CONTINUED)
Petroleo Brasileiro SA (Oil-Production)..........     71,633,000   $  13,320,107
Telecomunicacoes Brasileiras SA (ADR)
  (Telecommunications)...........................         54,663       5,548,294
Uniao de Bancos Brasileiros SA (GDR)
  (Banking)+.....................................        206,100       5,616,225
Varig SA (Airlines)+.............................        130,000         271,214
                                                                   -------------
                                                                      61,694,765
                                                                   -------------

GREECE (0.0%)(1)
Delta Dairy SA (Food, Beverages & Tobacco).......          1,697          18,341
                                                                   -------------
  TOTAL PREFERRED STOCK (COST $61,182,482).......                     63,820,878
                                                                   -------------

RIGHTS (0.2%)
INDONESIA (0.2%)
P.T. Matahari Putra Prima (Expire 12/03/97)
  (Retail)+(f )..................................     28,872,000       1,601,774
                                                                   -------------

BRAZIL (0.0%)(1)
Companhia Hering (Expire 11/04/97)
  (Textiles)+(f )................................    358,572,499               0
                                                                   -------------
  TOTAL RIGHTS (COST $3,177,179).................                      1,601,774
                                                                   -------------

WARRANTS (0.0%)(1)
MALAYSIA (0.0%)(1)
UMW Holdings Berhad (Expire 01/26/00) (Holding
  Companies)+....................................            200              69
                                                                   -------------

THAILAND (0.0%)(1)
Thai Farmers Bank Public Co Ltd. (Expire
  09/15/02) (Banking)+...........................         41,263          14,332
                                                                   -------------
  TOTAL WARRANTS (COST $40,712)..................                         14,401
                                                                   -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

                                                     PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT           VALUE
-------------------------------------------------  -------------   -------------
CONVERTIBLE BONDS (1.7%)
HONG KONG (0.3%)
Pacific Concord Holdings Ltd., 4.75% due 12/10/98
  (Diversified Manufacturing)....................  $   2,406,000   $   2,189,460
                                                                   -------------

MEXICO (0.1%)
Telmex Prides, 11.25% due 05/15/98
  (Telecommunications)...........................         25,000       1,059,375
                                                                   -------------

SOUTH KOREA (0.0%)(1)
Daewoo Heavy Industries Ltd., 3.00% due 12/31/01
  (Capital Goods)................................        200,000         150,000
                                                                   -------------
TAIWAN (1.0%)
Far Eastern Department Stores Ltd., 3.00% due
  07/06/01 (Retail)..............................      5,162,000       4,981,330
Yageo Corp., 1.25% due 07/24/03 (Electronics)....      1,263,000       1,894,500
Yieh Loong Co. Ltd., 2.00% due 12/31/00 (Metals &
  Mining)........................................      2,500,000         725,086
                                                                   -------------
                                                                       7,600,916
                                                                   -------------

THAILAND (0.3%)
Bangkok Bank Public Co. Ltd., 3.25% due 03/03/04
  (Banking)......................................      5,141,000       2,519,090
                                                                   -------------
  TOTAL CONVERTIBLE BONDS (COST $16,472,076).....                     13,518,841
                                                                   -------------
                                                       UNITS
                                                   -------------
UNIT TRUSTS/PARTNERSHIPS (3.7%)
GHANA (0.2%)
Blakeney Investors+(f )..........................        100,000       1,339,000
                                                                   -------------

RUSSIA (3.3%)
New Century Holdings Ltd. (Partnership III; Group
  B)+(f )........................................          1,800       1,107,000
New Century Holdings Ltd. (Partnership IV; Group
  I)+(f )........................................          2,000       4,788,000
              SECURITY DESCRIPTION                     UNITS           VALUE
-------------------------------------------------  -------------   -------------
RUSSIA (CONTINUED)
New Century Holdings Ltd. (Partnership V; Group
  I)+(f )........................................          3,800   $   1,736,600
New Century Holdings Ltd. (Partnership X)+(f )...          6,317      13,335,187
New Century Holdings Ltd. (Partnership XIV; Group
  I)+(f )........................................          6,000       5,772,000
                                                                   -------------
                                                                      26,738,787
                                                                   -------------

TAIWAN (0.2%)
R.O.C. Taiwan Fund...............................        140,000       1,216,250
                                                                   -------------
  TOTAL UNIT TRUSTS/ PARTNERSHIPS (COST
   $19,665,600)..................................                     29,294,037
                                                                   -------------
TOTAL INVESTMENTS
  (COST $902,199,892) (99.0%)...................................     788,661,025
OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%)....................
                                                                       8,003,244
                                                                   -------------
NET ASSETS (100.0%).............................................   $ 796,664,269
                                                                   -------------
                                                                   -------------

------------------------------
Note: Based on the cost of investments of $903,205,501 for Federal Income Tax purposes at October 31, 1997 the aggregate gross unrealized appreciation and depreciation was $117,425,039 and $231,969,515 respectively, resulting in net unrealized depreciation of $114,544,476.

+ - Non-income producing securities.

1 - Less than 0.1%.

ADR - American Depositary Receipt.

ADS - American Depositary Shares.

Spon. ADR - Sponsored ADR.

EDR - European Depositary Receipt.

GDR - Global Depositary Receipt.

GDS - Global Depositary Shares.

RDC - Russian Depositary Certificate.

144A - Securities restricted for resale to Qualified Institutional Buyers.

(f) - Fair valued securities approximately 3.8% of portfolio. See Note 1a.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                                                                        PERCENT OF
                                                                                                         PORTFOLIO
                                                                                                        -----------
Food, Beverages & Tobacco.............................................................................       14.59%
Banking...............................................................................................       10.83%
Oil-Production........................................................................................        7.68%
Telecommunications....................................................................................        7.20%
Metals & Mining.......................................................................................        6.85%
Utilities.............................................................................................        5.86%
Building Materials....................................................................................        5.18%
Telecommunications-Services...........................................................................        5.17%
Multi-Industry........................................................................................        5.02%
Chemicals.............................................................................................        4.81%
Unit Trusts/Partnerships..............................................................................        3.71%
Retail................................................................................................        2.66%
Automotive............................................................................................        2.25%
Forest Products & Paper...............................................................................        2.22%
Pharmaceuticals.......................................................................................        1.89%
Transport & Services..................................................................................        1.63%
Electronics...........................................................................................        1.51%
Entertainment, Leisure & Media........................................................................        1.24%
Construction & Housing................................................................................        1.15%
Restaurants & Hotels..................................................................................        0.92%
Diversified Manufacturing.............................................................................        0.88%
Electric..............................................................................................        0.74%
Electrical Equipment..................................................................................        0.67%
Real Estate...........................................................................................        0.63%
Airlines..............................................................................................        0.53%
Insurance.............................................................................................        0.52%
Oil-Services..........................................................................................        0.52%
Automotive Supplies...................................................................................        0.51%
Telecommunications-Equipment..........................................................................        0.46%
Textiles & Apparels...................................................................................        0.44%
Financial Services....................................................................................        0.40%
Computers-Systems.....................................................................................        0.30%
Appliances & Household Durables.......................................................................        0.27%
Semiconductors........................................................................................        0.23%
Wholesale & International Trade.......................................................................        0.20%
Agriculture...........................................................................................        0.17%
Capital Goods.........................................................................................        0.15%
Holding Companies.....................................................................................        0.01%
                                                                                                        -----------
                                                                                                            100.00%
                                                                                                        -----------
                                                                                                        -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $902,199,892 )          $788,661,025
Foreign Currency at Value (Cost $15,119,178 )        14,812,494
Receivable for Investments Sold                      24,535,322
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                 10,234,690
Dividends Receivable                                    877,720
Interest Receivable                                     257,862
Prepaid Trustees' Fees                                    2,198
Deferred Organization Expenses                            1,710
Prepaid Expenses and Other Assets                         7,115
                                                   ------------
    Total Assets                                    839,390,136
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    29,205,912
Payable to Custodian                                 12,216,236
Advisory Fee Payable                                    804,770
Custody Fee Payable                                     386,998
Administrative Services Fee Payable                      24,223
Administration Fee Payable                                2,014
Fund Services Fee Payable                                 1,366
Accrued Foreign Capital Gains Taxes                      35,133
Accrued Expenses                                         49,215
                                                   ------------
    Total Liabilities                                42,725,867
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $796,664,269
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $2,046,248 )                                                 $ 19,701,145
Interest Income                                                      2,010,980
                                                                  ------------
    Investment Income                                               21,712,125
EXPENSES
Advisory Fee                                       $  9,422,758
Custodian Fees and Expenses                           1,477,976
Administrative Services Fee                             292,269
Fund Services Fee                                        34,045
Administration Fee                                       22,642
Professional Fees and Expenses                           20,355
Trustees' Fees and Expenses                              17,215
Printing Expenses                                        14,145
Insurance Expense                                         4,489
Amortization of Organization Expense                      1,646
Registration Fees                                           610
Miscellaneous                                               502
                                                   ------------
    Total Expenses                                                  11,308,652
                                                                  ------------
NET INVESTMENT INCOME                                               10,403,473
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  Investment Transactions                            58,754,870
  Foreign Currency Transactions                      (1,574,164)
                                                   ------------
    Net Realized Gain                                               57,180,706
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  Investments                                      (107,688,090)
  Foreign Currency Contracts and Translations         9,837,883
                                                   ------------
    Net Change in Unrealized Depreciation                          (97,850,207)
                                                                  ------------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $(30,266,028)
                                                                  ------------
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL YEAR ENDED
                                                           OCTOBER 31,
                                                   ---------------------------
                                                       1997           1996
                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $ 10,403,473   $  8,894,888
Net Realized Gain (Loss) on Investment and
  Foreign Currency Transactions                      57,180,706     (7,216,715)
Net Change in Unrealized Appreciation
  (Depreciation) of Investment and Foreign
  Currency Translations                             (97,850,207)    42,113,769
                                                   ------------   ------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     (30,266,028)    43,791,942
                                                   ------------   ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                       342,652,801    449,754,895
Withdrawals                                        (375,081,272)  (253,675,258)
                                                   ------------   ------------
    Net Increase (Decrease) from Investors'
      Transactions                                  (32,428,471)   196,079,637
                                                   ------------   ------------
    Total Increase (Decrease) in Net Assets         (62,694,499)   239,871,579
NET ASSETS
Beginning of Fiscal Year                            859,358,768    619,487,189
                                                   ------------   ------------
End of Fiscal Year                                 $796,664,269   $859,358,768
                                                   ------------   ------------
                                                   ------------   ------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                                NOVEMBER 15,
                                                     FOR THE FISCAL YEAR            1993
                                                      ENDED OCTOBER 31,       (COMMENCEMENT OF
                                                   ------------------------    OPERATIONS) TO
                                                    1997      1996     1995   OCTOBER 31, 1994
                                                   -------   -------   ----   ----------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                            1.20%     1.23%  1.31%             1.36%(a)
  Net Investment Income                               1.10%     1.14%  1.07%             0.66%(a)
Portfolio Turnover                                      55%       31%    41%               27%
Average Broker Commissions                         $0.0009   $0.0006     --                --

------------------------
(a) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 16, 1993. The Portfolio commenced operations on November 15, 1993 and received a contribution of certain assets and liabilities, including securities, with a value of $223,722,513 on that date from the JPM Emerging Markets Equity Fund, Ltd. in exchange for a beneficial interest in the Portfolio. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of companies in emerging markets. The Declaration of the Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in emerging markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

   a) The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; operating data and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

   b) The books and records of the Portfolio are maintained in U.S. dollars. The market values of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expense are translated at the

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The Portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of forward and spot foreign currency contract translations. At October 31, 1997, the Portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR
                                                                  VALUE AT     NET UNREALIZED
                                                    PROCEEDS      10/31/97      APPRECIATION
                                                   -----------   -----------   --------------
SALES CONTRACTS
Thailand Baht 808,500,000, expiring 11/21/97.....  $30,000,000   $19,765,310   $  10,234,690

   e) The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income and/or capital gains are earned.

   f) The Portfolio incurred organization expenses in the amount of $7,629. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the Portfolio. The Portfolio

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

   g) The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

2. TRANSACTIONS WITH AFFILIATES

   a) The Portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the investment advisory agreement, the Portfolio pays Morgan at an annual rate of 1.00% of the Portfolio's average daily net assets. For the fiscal year ended October 31, 1997, such fees amounted to $9,422,758.

   b) The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the Portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended October 31, 1997, the fee for these services amounted to $22,642.

   c) The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios for which Morgan acts as investment advisor (the "Master Portfolios") and JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of the aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Master Portfolios, other investors in the Master Portfolios for which Morgan provides similar services and JPM Series Trust. For the fiscal year ended October 31, 1997, the fee for these services amounted to $292,269.

   d) The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 1997
--------------------------------------------------------------------------------
      the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $34,045 for the fiscal year ended October 31, 1997.

   e) An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, the Master Portfolios and JPM Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee Fee was $65,000. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $6,900.

3. INVESTMENT TRANSACTIONS:

Investment transactions (excluding short-term investments) for the fiscal year ended October 31, 1997 were as follows:

    COST OF         PROCEEDS
   PURCHASES       FROM SALES
---------------  ---------------
$564,093,503     $   490,063,489

4. RESTRICTED SECURITIES:

                                                    UNITS    DATE ACQUIRED   U.S. $ COST
                                                   -------   -------------   -----------
Blakeney Investors...............................  100,000        11/1/96    $ 1,000,000
New Century Holdings Ltd. Partnership III........    1,800        4/11/94    $ 1,107,000
New Century Holdings Ltd. Partnership IV.........    2,000        6/16/94    $ 2,000,000
New Century Holdings Ltd. Partnership V..........    3,800        11/9/94    $ 1,736,600
New Century Holdings Ltd. Partnership X..........    6,317        1/21/97    $ 6,317,000
New Century Holdings Ltd. Partnership XIV........    6,000        9/22/97    $ 6,000,000

The securities shown above are restricted as to sale and have been valued at fair value in accordance with the procedures described in Note 1a. The value of these securities at October 31, 1997 is $28,077,787 representing 3.5% of net assets.

5. CREDIT AGREEMENT

The Portfolio is party to a revolving line of credit (the "Agreement") as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements which are included elsewhere in this report.

6. SUBSEQUENT EVENT

The Portfolio expects to receive a substantial redemption request in January, 1998 as more fully discussed in Note 5 to the Fund's Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Emerging Markets Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Emerging Markets Equity Portfolio (the "Portfolio") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for the each of the three years in the period then ended and for the period November 15, 1993 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
December 22, 1997

JPM PIERPONT FEDERAL MONEY MARKET FUND

JPM PIERPONT PRIME MONEY MARKET FUND

JPM PIERPONT TAX EXEMPT MONEY MARKET FUND

JPM PIERPONT BOND FUND

JPM PIERPONT EMERGING MARKETS DEBT FUND

JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND

JPM PIERPONT SHORT TERM BOND FUND

JPM PIERPONT TAX EXEMPT BOND FUND

JPM PIERPONT SHARES: CALIFORNIA BOND FUND

JPM PIERPONT DIVERSIFIED FUND

JPM PIERPONT U.S. EQUITY FUND

JPM PIERPONT U.S. SMALL COMPANY FUND

JPM PIERPONT U.S. SMALL COMPANY OPPORTUNITIES FUND

JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND

JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND

JPM PIERPONT EMERGING MARKETS EQUITY FUND

JPM PIERPONT EUROPEAN EQUITY FUND

JPM PIERPONT INTERNATIONAL EQUITY FUND

JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND

JPM PIERPONT JAPAN EQUITY FUND



The

JPM Pierpont

Emerging Markets

Equity Fund

FOR MORE INFORMATION ON HOW THE JPM PIERPONT
FUNDS CAN HELP YOU PLAN FOR YOUR FUTURE, CALL
J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.


ANNUAL REPORT
OCTOBER 31, 1997